                                                                  Exhibit 24.1


                                 CERTIFICATION


I, Thomas H. Pollihan, do hereby certify that I am the only elected, qualified and acting Secretary of Kellwood Company, a corporation duly organized under the laws of the State of Delaware, having its principal place of business at 600 Kellwood Parkway, Chesterfield, Missouri 63017. I do further certify that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of Kellwood Company held on November 11, 1998, pursuant to proper notice, a quorum being present, and that said resolutions have not been rescinded or modified and are consistent with the Certificate of Incorporation and By-Laws of said corporation.

         WHEREAS, the Board of Directors (the "Board") of Kellwood Company (the "Corporation"), based upon its judgment and upon the advice of Credit Suisse First Boston, financial advisors to the Board, deems it to be desirable and in the best interest of the Corporation to enter into that certain Merger Agreement by and among the Corporation, a wholly-owned Delaware subsidiary of the Corporation ("Subsidiary"), Koret, Inc., a Delaware corporation ("Koret"), and the stockholders of Koret incorporating the terms and conditions of the merger as presented to the Board (the "Merger Agreement"), pursuant to which Subsidiary will merge into Koret and Koret will be the surviving corporation of such merger (the "Merger") and will continue its corporate existence under the laws of the State of Delaware under the name Koret, Inc.; and

         WHEREAS, the terms of the Merger Agreement require the Corporation to prepare and file a registration statement under the Securities Act of 1933 and the rules and regulations promulgated thereunder (the "Securities Act") for the purpose of registering the Common Stock for resale by the stockholders of Koret;

         NOW, THEREFORE, BE IT RESOLVED, that the Merger of Subsidiary with and into Koret in accordance with the terms and conditions of the Merger Agreement is hereby authorized and approved in all respects, and each of the Chairman, the President and Chief Executive Officer, the Vice Chairman, any Vice President, Treasurer, or Secretary (each, a "Proper Officer") is hereby authorized, empowered and directed to execute and deliver, on behalf of the Corporation, the Merger Agreement and such other documents that are required to be executed and delivered to consummate the transactions contemplated by the Merger Agreement (collectively, the "Transaction Documents"), together with such changes, additions and omissions thereto as the Proper Officer signing the Transaction Documents shall approve, such approval to be conclusively evidence by such Proper Officer's execution and delivery of the

         Transaction Documents, and such changes, additions and omissions are hereby further authorized and approved;

         FURTHER RESOLVED, that the Proper Officers be, and each of them hereby is, authorized and empowered, for, in the name of and on behalf of the Corporation, to prepare or cause to be prepared, and to execute and file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, a Registration Statement on Form S-4 (the "Registration Statement"), including all necessary exhibits thereto, covering the offer and sale of the Common Stock;

         FURTHER RESOLVED, that the Proper Officers be, and each of them hereby is, authorized and empowered, for, in the name of and on behalf of the Corporation, to prepare or cause to be prepared, and to execute and file with the Commission pursuant to the Securities Act, such amendments (including post-effective amendments) and supplements and exhibits to the Registration Statement and to any prospectus schedules and documents, and to take any and all such other action, as they may deem necessary or appropriate in order that the Registration Statement may become and continue to be effective in compliance with and pursuant to the Securities Act;

         FURTHER RESOLVED, that the Proper Officers be, and each of them hereby is, authorized and empowered, for, in the name of and on behalf of the Corporation, to prepare or cause to be prepared and to execute, verify and file such other applications, declarations, powers of attorney or other instruments or documents, and any amendment or amendments thereto, together with any and all exhibits and instruments relating thereto that, in the judgment of the director or officer taking such action, are necessary or advisable in order to obtain any order or orders, approval or approvals, certificate or certificates of approval of the Commission or any other regulatory authority that may have jurisdictions in the premises and in connection with any of the foregoing matters;

         FURTHER RESOLVED, that each Proper Officer who may be required to execute the Registration Statement (or any amendment thereto) be, and each hereby is, authorized to execute a power of attorney appointing Hal J. Upbin and Thomas H. Pollihan; and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution or resubstitution, to execute in his name, place and stead, in his capacity as a director and/or officer of the Corporation, any and all amendments to the Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Commission and that each attorney-in-fact shall have full power and authority to do and perform, in the name and on behalf of such officer and/or director, every act whatsoever necessary or desirable to be done in connection with the foregoing premises, as fully to all intents and purposes as such officer and/or director might or could do in person;

         FURTHER RESOLVED, that Thomas H. Pollihan, Vice President, Secretary, and General Counsel of the Corporation, be, and the same hereby is, designated as the agent for service to be named in the Registration Statement and any amendment or post-effective amendment thereto, and that he is authorized to receive notices and communications with respect to the registration of the Common Stock under the Securities Act and to exercise all powers consequent to such designation under the Securities Act.

Witness my hand as Secretary of said corporation and with its corporate seal hereunto affixed this 8th day of December, 1998.

                                    /s/ Thomas H. Pollihan
                                    ----------------------------------
(CORPORATE SEAL)                    Thomas H. Pollihan, Secretary

                               POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 12, 1998


/s/      William J. McKenna
----------------------------------

                               POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 13, 1998


/s/      Hal J. Upbin
----------------------------------

                               POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 12, 1998


/s/      James C. Jacobsen
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 10, 1998


/s/      Raymond F. Bentele
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 11, 1998


/s/      Edward S. Bottum
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 10, 1998


/s/      Kitty G. Dickerson
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 9, 1998


/s/      Leonard A. Genovese
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 24, 1998


/s/      Jerry M. Hunter
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 11, 1998


/s/      James S. Marcus
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, a director of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 10, 1998


/s/      Fred W. Wenzel
----------------------------------

                                POWER OF ATTORNEY


         The undersigned, the Vice President Finance and Chief Financial Officer of Kellwood Company, (the "Company"), does hereby constitute and appoint Thomas
H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form S-4 Registration Statement regarding the Koret Merger, and to file the same, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his/her substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: February 22, 1999


/s/      Gerald M. Chaney
----------------------------------